UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2007

MAGELLAN MIDSTREAM HOLDINGS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-246263	20-4328784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center

Tulsa, Oklahoma 74172

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (918) 574-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 3, 2007, we entered into a Common Unit Purchase Agreement (the “Purchase Agreement”) in connection with the direct sale of 23,305,355 common units (the “Purchased Units”) representing limited partner interests in us by MGG Midstream Holdings, L.P. (“MGG Holdings”) to the purchasers set forth on Schedule A to the Purchase Agreement (the “Purchasers”). A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. We did not receive any of the proceeds of this sale. In this Purchase Agreement, we made certain representations and warranties to the Purchasers regarding the validity of the common units and the status of our partnership.

On the same date, we entered into a Registration Rights Agreement with the Purchasers (the “Registration Rights Agreement”) as required by the Purchase Agreement. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The Registration Rights Agreement requires us to file by June 2, 2007, a shelf registration statement with the Securities and Exchange Commission (the “SEC”) providing for the resale from time to time of the Purchased Units held by the Purchasers. If this registration statement is not declared effective by the Securities and Exchange Commission by October 31, 2007, the Purchasers are entitled to liquidated damages. We also granted the Purchasers the right to join us, or “piggyback”, if we are selling our common units in a primary offering or another party’s common units in a secondary offering, so long as the managing underwriter agrees that a piggyback secondary offering of the common units will not have an adverse effect on the offering of common units. These piggyback rights expire on April 3, 2009.

In addition, we entered into an Indemnification Agreement dated as of April 3, 2007 (the “Indemnification Agreement”) with MGG Holdings. The Indemnification Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. Under the Indemnification Agreement, MGG Holdings agreed to indemnify us for any liquidated damages we may incur pursuant to the Registration Rights Agreement if the registration statement is not effective by October 31, 2007 and for one-half of any obligations, subject to a cap, we may incur related to the registration statement not being available for more than 60 days in any 180-day period or 90 days in any 365-day period. MGG Holdings also agreed to retain unencumbered net assets sufficient to cover these indemnification obligations.

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1	Common Unit Purchase Agreement dated as of April 3, 2007 by and among MGG Midstream Holdings, L.P., Magellan Midstream Holdings, L.P. and the Purchasers party thereto.

Exhibit 10.2	Registration Rights Agreement dated as of April 3, 2007 among Magellan Midstream Holdings, L.P. and the Purchasers party thereto.

Exhibit 10.3	Indemnification Agreement dated as of April 3, 2007 between MGG Midstream Holdings, L.P. and Magellan Midstream Holdings, L.P.

Exhibit 99.1	Press release dated April 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Holdings, L.P.

By:	Magellan Midstream Holdings GP, LLC,
its General Partner

By:	/s/ Lonny E. Townsend
Name:	Lonny E. Townsend
Title:	Vice President, General Counsel, Compliance and Ethics Officer and Secretary

April 4, 2007

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Common Unit Purchase Agreement dated as of April 3, 2007 by and among MGG Midstream Holdings, L.P., Magellan Midstream Holdings, L.P. and the Purchasers party thereto.

Exhibit 10.2	Registration Rights Agreement dated as of April 3, 2007 among Magellan Midstream Holdings, L.P. and the Purchasers party thereto.

Exhibit 10.3	Indemnification Agreement dated as of April 3, 2007 between MGG Midstream Holdings, L.P. and Magellan Midstream Holdings, L.P.

Exhibit 99.1	Press release dated April 3, 2007.